UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2005

APPLE REIT SIX, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-51270	20-0620523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Six, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 2.01 and Item 9.01 of Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 19, 2005, our indirect wholly-owned subsidiary, Apple Six Hospitality Ownership, Inc., closed on the purchase of four hotels. The sellers are related to each other, but have no material relationship to us or our subsidiaries, other than through the purchase contract, as discussed after the table below.

The table below describes the four hotels involved:

Hotel Description
Hotel	Franchise (a)	Seller	Number of Rooms	Purchase Price
Hillsboro, Oregon	TownePlace Suites	Stonebrook Hillsboro LLC	136	$11,500,000
Kent, Washington	TownePlace Suites	Stonebrook Kent LLC	152	12,000,000
Mukilteo, Washington	TownePlace Suites	Stonebrook Mukilteo LLC	128	12,000,000
Portland, Oregon	Residence Inn	Portland Riverplace LLC	258	42,000,000

TOTAL			674	$77,500,000

Note for Hotel Description:

(a) All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

The purchase price under the purchase contract was funded by our ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share).

Additional information regarding the four purchased hotels and the two outstanding hotels under the purchase contract is set forth in our Form 8-K dated November 2, 2005 and filed with the Securities and Exchange Commission on November 4, 2005, which is incorporated herein by reference. Closings on the two remaining hotels have not occurred and there can be no assurance as of the date of this report that any such closings will occur.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The below financial statements refer to a group of six hotels subject to a purchase contract involving related sellers. As of the date of this report, purchases have been completed for four of the six hotels. Closings on the remaining hotels have not occurred and there can be no assurance as of the date of this report that any such closings will occur.

(b) Pro forma financial information

The below pro forma financial information pertains to the group of hotels referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

(c) Exhibits

None.

INDEX TO FINANCIAL STATEMENTS

Financial Statements of Businesses Acquired

Stonebrook Mukilteo, LLC

(Unaudited)

Balance Sheet – December 31, 2004 and September 30, 2005	77
Statement of Operations – Nine Months Ended September 30, 2004 and 2005	78
Statement of Cash Flows – Nine Months Ended September 30, 2004 and 2005	79
Portland Riverplace, LLC

(Unaudited)

Balance Sheet – December 31, 2004 and September 30, 2005	80
Statement of Operations – Nine Months Ended September 30, 2004 and 2005	81
Statement of Cash Flows – Nine Months Ended September 30, 2004 and 2005	82
Portland West CYM Hotel L.L.C.

(Unaudited)

Balance Sheet – December 31, 2004 and September 30, 2005	83
Statement of Operations – Nine Months Ended September 30, 2004 and 2005	84
Statement of Cash Flows – Nine Months Ended September 30, 2004 and 2005	85
Hillsboro Hotel Associates Limited Partnership

(Unaudited)

Balance Sheet – December 31, 2004 and September 30, 2005	86
Statement of Operations – Nine Months Ended September 30, 2004 and 2005	87
Statement of Cash Flows – Nine Months Ended September 30, 2004 and 2005	88

Pro Forma Financial Information

Apple REIT Six, Inc.

(Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005	89
Notes to Pro Forma Condensed Consolidated Balance Sheet	90
Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2004 and the nine months ended September 30, 2005	91
Notes to Pro Forma Condensed Consolidated Statements of Operations	92

Independent Auditors’ Report

The Members

Stonebrook Hillsboro, LLC

(dba Towneplace Suites by Marriott – Hillsboro)

We have audited the accompanying balance sheet of Stonebrook Hillsboro, LLC (dba Towneplace Suites by Marriott – Hillsboro) as of December 31, 2004, and the related statements of operations, members’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Limited Liability Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Limited Liability Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stonebrook Hillsboro, LLC (dba Towneplace Suites by Marriott – Hillsboro) as of December 31, 2004, and the results of its operations, changes in members’ equity, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Bader Martin, P.S.

Seattle, Washington

December 1, 2005

STONEBROOK HILLSBORO, LLC

BALANCE SHEET

DECEMBER 31, 2004

ASSETS
Current assets:
Cash	$313,198
Accounts receivable	82,751
Prepaid expenses	47,489

Total current assets	443,438

Property and equipment:
Land	2,256,195
Hotel facilities	6,255,781
Furniture, fixtures and equipment	1,493,409
Less allowance for accumulated depreciation	(2,336,061)

7,669,324

Deferred charges, net	17,681

$8,130,443

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities:
Trade accounts payable, including $9,300 due to a related party	$67,100
Accrued expenses	115,023
Current portion of long-term debt	182,843
Current portion of capital lease obligations	11,722

Total current liabilities	376,688

Long-term debt, net of current portion	6,988,487
Capital lease obligations, net of current portion	29,358

Total long-term obligations	7,017,845

Members’ equity	735,910

$8,130,443

See notes to financial statements.

STONEBROOK HILLSBORO, LLC

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

Revenues:
Suites	$2,451,063
Telephone	28,472
Other	35,925

Total revenues	2,515,460

Departmental costs and expenses:
Suites	633,381
Telephone	31,346

Total departmental costs and expenses	664,727

Gross margin	1,850,733

Undistributed operating expenses:
Administrative and general, includes $53,100 paid to a related party	199,111
Marketing, includes $40,900 paid to related parties	205,390
Property operation and maintenance	141,648
Energy costs	160,371
Depreciation	437,922
Property and other taxes	83,730
Insurance	55,143
Franchise fee	122,754
Hotel management fee to a related party	128,077
Rental expense	29,531

Total undistributed operating expenses	1,563,677

Operating income	287,056

Interest	(312,172)
Amortization of loan fees	(19,101)

Net loss	$(44,217)

See notes to financial statements.

STONEBROOK HILLSBORO, LLC

STATEMENT OF MEMBERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2004

	Initial Members	Additional Members	Total Members’ Equity
Balances, January 1, 2004	$(104,766)	$944,893	$840,127
Net loss		(44,217)	(44,217)
Distributions to members		(60,000)	(60,000)

Balances, December 31, 2004	$(104,766)	$840,676	$735,910

See notes to financial statements.

STONEBROOK HILLSBORO, LLC

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2004

Cash flows from operating activities:
Net loss	$(44,217)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization of capitalized leased assets	437,922
Amortization of loan fees	19,101
Changes in operating accounts:
Accounts receivable	(46,733)
Prepaid expenses	1,271
Trade accounts payable	11,287
Accrued expenses	22,550

Total adjustments	445,398

Net cash provided by operating activities	401,181

Cash flows from investing activities:
Additions to hotel facilities	(54,266)
Additions to furniture, fixtures and equipment	(18,510)

Net cash used in investing activities	(72,776)

Cash flows from financing activities:
Distributions to members	(60,000)
Repayment of long-term obligations	(221,370)

Net cash used in financing activities	(281,370)

Net increase in cash	47,035
Cash, beginning of year	266,163

Cash, end of year	$313,198

Supplemental schedule of noncash investing and financing activities:
Leased equipment added directly to capital lease	$11,818

Supplemental disclosure of cash flow information:
Cash paid for interest	$312,793

See notes to financial statements.

STONEBROOK HILLSBORO, LLC

NOTES TO FINANCIAL STATEMENTS

1.	The Limited Liability Company:

Stonebrook Hillsboro, LLC, dba Towneplace Suites by Marriott – Hillsboro (the LLC) owns and operates a 136 room hotel in Hillsboro, Oregon. A substantial portion of the LLC’s revenues are derived from high technology companies located near the hotel, with approximately 26% of the hotel revenue provided by two of those companies in 2004. Stonebrook Investors, the LLC manager and an initial member, and other initial members own 50% of the LLC. Additional members own the remaining 50% of the LLC. The LLC dissolves on the earliest of December 31, 2050, sale of all property, or certain other occurrences.

Under the LLC agreement dated May 31, 1998, profits and losses and cash distributions are first allocated 100% to the additional members until an 8% per annum priority return (which begins upon hotel opening) is paid on their invested capital, then 75% to additional members and 25% to initial members until the additional members have received their initial capital contribution, and then 50% to the additional members and 50% to the initial members in accordance with their percentage ownership interests.

2.	Summary of significant accounting policies:

Use of estimates in preparation of financial statements:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash:

The LLC considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents. The LLC had cash on deposit with a bank in excess of federally insured limits at December 31, 2004. The management agreement provides for the establishment of a replacement reserve for major repairs and replacements, additions to furniture, furnishings and equipment and other capital assets, which is funded based upon available cash flow at management’s discretion. A reserve balance of $231,900, included in cash, is available at December 31, 2004.

STONEBROOK HILLSBORO, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.	Summary of significant accounting policies (continued):

Accounts receivable:

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Balances are due when guests check out of the hotel unless commercial accounts have been established. Commercial accounts are due when invoiced and considered delinquent after 60 days. No collateral is required. At December 31, 2004, no allowance was considered necessary. The maximum loss that may be incurred if not collected is limited to the carrying amount, net of any allowance provided.

Property and equipment:

Property and equipment are stated at cost. Depreciation expense is calculated on a straight-line basis over the estimated useful lives of the assets. The useful lives of assets are 39 years for buildings, 15 years for improvements, and 6 years for furniture, fixtures, and equipment. Depreciation expense includes amortization of capitalized leases.

Deferred charges and related amortization:

Loan costs are deferred and amortized over the terms of the respective agreements using the effective interest method.

Revenue recognition:

Revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room, or consummation of purchases of other hotel services.

Advertising:

Advertising is charged to expense during the period in which it is incurred. Advertising totaled $47,900 during 2004.

Income taxes:

No provision has been made for income taxes as these are the responsibility of the members.

STONEBROOK HILLSBORO, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.	Deferred charges:

Loan costs	$58,600
Accumulated amortization	(40,900)

Unamortized cost	$17,700

4.	Debt:

In December 2002, the LLC exercised an option to extend the construction loan maturity to December 2006. The loan, which totals $6,921,300, has monthly installments of principal and interest of approximately $39,100 and an interest rate of 4.125% at December 31, 2004. Each December, the payments will be adjusted based on a 25 year amortization, with interest at the one year treasury rate plus 2.5%.

The note is collateralized by a first deed of trust on the property and a security agreement with assignment of rents. The loan is guaranteed by individuals and entities related to the LLC initial members.

The LLC has a note payable to its franchisor totaling $250,000, which bears interest at 6%, and is due in April 2007. The loan does not require periodic payments, and any unpaid interest accrues annually in April. The LLC is currently paying interest monthly. The loan is guaranteed by individuals and members related to the LLC initial members.

Scheduled maturities of the loans are as follows:

Year ending December 31,
2005	$182,800
2006	6,738,500
2007	250,000

$7,171,300

STONEBROOK HILLSBORO, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.	Leases, commitments and related parties:

Shared employees:

Certain employees are shared between the LLC and other hotel entities controlled by the LLC manager. The cost of these employees is allocated among the hotels based upon estimated utilization of the employees at each hotel.

Leases:

Rental expense consists of costs related to operating lease agreements with third parties for automotive and office equipment.

The LLC leases computer, phone, and internet access equipment under capital lease agreements with third parties. Furniture, fixtures and equipment includes approximately $296,700 and accumulated depreciation includes approximately $233,800 related to the capitalized equipment at December 31, 2004.

Approximate future minimum operating and capital lease payments are as follows:

Year ending December 31,	Operating Leases	Capital Leases
2005	$7,200	$49,900
2006	5,900	15,600
2007	2,000	15,600
2008		1,800

Total minimum lease payments	$15,100	82,900

Less amount representing interest		(8,800)

Present value of net minimum lease payments		$74,100

Future minimum capital lease payments includes approximately $34,000 of payments related to a capital lease entered into prior to December 31, 2004, effective during 2005.

STONEBROOK HILLSBORO, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.	Leases, commitments and related parties (continued):

Hotel management agreement:

The LLC has a hotel management agreement with Inn Ventures, Inc., which is owned by individuals and entities that are related to the LLC manager. The agreement has a term of 10 years through June 2009 and provides for a base management fee of 3.5% of hotel gross revenues and an additional incentive fee of 3.5% of the hotel’s house profit, defined as gross revenue less certain operating expenses.

Franchise agreement:

Effective August 2001 the LLC entered into a franchise agreement for a Towneplace Suites hotel with Marriott International, Inc. with a term of 20 years, through August 2021. The agreement provides for annual franchise fees of 3% of gross suite revenues during the first year, 4% during the second year, and 5% thereafter. The agreement provides for fees for a national marketing fund to benefit the Towneplace Suites system of 1.5% of gross suite revenues. Fees incurred under the franchise and marketing agreements were approximately $159,600 charged to expense in 2004. Accounts payable included approximately $12,000 due to Marriott International, Inc. at December 31, 2004.

6.	Distribution payable:

The LLC agreement requires that net cash flow, as defined in the agreement, be distributed to the members within 60 days following the end of each calendar quarter. Subsequent to December 31, 2004 net cash flow of $60,000 attributable to the fourth quarter of 2004 was distributed to the members.

7.	Benefit plan:

The LLC has a 401(k) profit sharing plan covering substantially all employees with one year of service. The plan requires LLC contributions equal to 50% of each participant’s contribution up to 1% of salary. Contributions to this plan were not material for 2004.

8.	Subsequent event:

On November 2, 2005, the LLC entered into a contract with Apple Six Hospitality Ownership, Inc. to sell the LLC property and certain related assets, net of liabilities, for $11,500,000 cash. The sale is anticipated to close in December 2005.

Independent Auditors’ Report

The Members

Stonebrook Kent, LLC

(dba Towneplace Suites by Marriott – Seattle Southcenter)

We have audited the accompanying balance sheet of Stonebrook Kent, LLC (dba Towneplace Suites by Marriott – Seattle Southcenter) as of December 31, 2004, and the related statements of operations, members’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Limited Liability Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Limited Liability Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stonebrook Kent, LLC (dba Towneplace Suites by Marriott – Seattle Southcenter) as of December 31, 2004, and the results of its operations, changes in members’ equity, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Bader Martin, P.S.

Seattle, Washington

December 1, 2005

STONEBROOK KENT, LLC

BALANCE SHEET

DECEMBER 31, 2004

ASSETS
Current assets:
Cash	$197,673
Accounts receivable	57,537
Prepaid expenses	11,937

Total current assets	267,147

Property and equipment:
Land	2,682,394
Hotel facilities	6,898,696
Furniture, fixtures and equipment	1,630,853
Less accumulated depreciation	(2,776,009)

8,435,934

Deferred charges, net	58,474

$8,761,555

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities:
Trade accounts payable	$27,447
Accounts payable to related parties	275,507
Accrued expenses	91,148
Current portion of long-term debt	149,200
Current portion of capital lease obligations	16,787

Total current liabilities	560,089

Long-term debt, net of current portion	4,970,786
Notes payable to related parties	2,960,000
Capital lease obligations, net of current portion	21,501

Total long-term obligations	7,952,287

Members’ equity	249,179

$8,761,555

See notes to financial statements.

STONEBROOK KENT, LLC

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

Revenues:
Suites	$2,355,236
Suite revenue from related party	100,200
Telephone	10,973
Other, includes $17,200 received from a related party	145,162

Total revenues	2,611,571

Departmental costs and expenses:
Suites	675,195
Telephone	27,247

Total departmental costs and expenses	702,442

Gross margin	1,909,129

Undistributed operating expenses:
Administrative and general, includes $52,300 paid to a related party	233,439
Marketing, includes $3,900 paid to a related party	320,889
Property operation and maintenance, includes $17,200 paid for a related party	168,465
Energy costs	125,113
Depreciation	509,839
Property and other taxes	101,066
Insurance	48,233
Franchise fee	106,638
Hotel management fee to a related party	124,385
Rental expense	58,051

Total undistributed operating expenses	1,796,118

Operating income	113,011

Interest	(316,779)
Interest to related parties	(208,176)
Amortization of loan fees	(58,275)

Net loss	$(470,219)

See notes to financial statements.

STONEBROOK KENT, LLC

STATEMENT OF MEMBERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2004

	Initial Members	Additional Members	Total Members’ Equity
Balances, January 1, 2004	$3,145	$716,253	$719,398
Net loss		(470,219)	(470,219)

Balances, December 31, 2004	$3,145	$246,034	$249,179

See notes to financial statements.

STONEBROOK KENT, LLC

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2004

Cash flows from operating activities:
Net loss	$(470,219)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization of capitalized leased assets	509,839
Amortization of loan fees	58,275
Changes in operating accounts:
Accounts receivable	48,097
Prepaid expenses	(3,222)
Trade accounts payable	(29,634)
Accounts payable to related parties	101,463
Accrued expenses	9,025

Total adjustments	693,843

Net cash provided by operating activities	223,624

Cash flow from investing activities:
Additions to furniture, fixtures and equipment	(9,967)

Cash flows from financing activities:
Repayment of long-term obligations	(168,768)

Net increase in cash	44,889
Cash, beginning of year	152,784

Cash, end of year	$197,673

Supplemental schedule of noncash investing and financing activities:
Loan costs added directly to long-term obligations	$60,000

Supplemental disclosures of cash flow information:
Cash paid for interest, including related party interest of $101,800	$418,904

See notes to financial statements.

STONEBROOK KENT, LLC

NOTES TO FINANCIAL STATEMENTS

1.	The Limited Liability Company:

Stonebrook Kent, LLC, dba Towneplace Suites by Marriott – Seattle Southcenter (the LLC) owns and operates a 152 room hotel in Kent, Washington. A substantial portion of the LLC’s revenues are derived from aerospace related companies located, or visiting the area, near the hotel, with approximately 17% of the hotel revenue provided by two airline companies in 2004. Stonebrook Investors, the LLC manager and an initial member, and other initial members own 50% of the LLC. Additional members own the remaining 50% of the LLC. The LLC dissolves on the earliest of December 31, 2050, sale of all property, or certain other occurrences.

Under the LLC agreement, dated July 23, 1997, profits and losses and cash distributions are first allocated 100% to the additional members until an 8% per annum priority return (which begins upon hotel opening) is paid on their invested capital, then 75% to additional members and 25% to initial members until the additional members have received their initial capital contribution, and then 50% to the additional members and 50% to the initial members in accordance with their percentage ownership interests.

Any member, upon authorization of the LLC manager, may advance to the LLC, as optional loans, monies in excess of its required capital contributions. Optional loans do not affect the member’s equity interest and must be repaid to the lending member before any amount may be distributed to any member with respect to their ownership interests.

2.	Summary of significant accounting policies:

Use of estimates in preparation of financial statements:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

STONEBROOK KENT, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.	Summary of significant accounting policies (continued):

Cash:

The LLC considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents. The LLC had cash on deposit with a bank in excess of federally insured limits at December 31, 2004. The management agreement provides for the establishment of a replacement reserve for major repairs and replacements, additions to furniture, furnishings and equipment and other capital assets, which is funded based upon available cash flow at management’s discretion. A reserve balance of $169,600, included in cash, is available at December 31, 2004.

Accounts receivable:

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Balances are due when guests check out of the hotel unless commercial accounts have been established. Commercial accounts are due when invoiced and considered delinquent after 60 days. No collateral is required. At December 31, 2004, no allowance was considered necessary. The maximum loss that may be incurred if not collected is limited to the carrying amount, net of any allowance provided.

Property and equipment:

Property and equipment are stated at cost. Depreciation expense is calculated on a straight-line basis over the estimated useful lives of the assets. The useful lives of assets are 39 years for buildings, 15 years for improvements, and 6 years for furniture, fixtures, and equipment. Depreciation expense includes amortization of capitalized leases.

Deferred charges and related amortization:

Loan costs are deferred and amortized over the terms of the respective agreements using the effective interest method.

Revenue recognition:

Revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room, or consummation of purchases of other hotel services.

STONEBROOK KENT, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.	Summary of significant accounting policies (continued):

Advertising:

Advertising is charged to expense during the period in which it is incurred. Advertising totaled $48,400 during 2004.

Income taxes:

No provision has been made for income taxes as these are the responsibility of the members.

3.	Deferred charges:

Loan costs	$204,300
Accumulated amortization	(145,800)

Unamortized cost	$58,500

Loan costs include financing fees due to members of $160,000, and are included in notes payable to related parties.

STONEBROOK KENT, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.	Debt:

Mortgage note payable, bears interest at 6.125%, with monthly principal and interest payments of $36,200, due in April 2006. The note is collateralized by a first deed of trust on the property and a security agreement with assignment of rents. The loan is guaranteed by individuals and entities related to the LLC initial members.	$4,776,500
Member loans payable and related loan fees extended in 2005 to January 2007. The loans bear interest at the prime rate (5.25% at December 31, 2004) plus 2%. Cumulative loan fees of 8% at December 31, 2004, and an additional 1% fee incurred upon extension in 2005, are due upon repayment.	2,160,000
Member loans payable, bear interest at one month LIBOR (2.29% as of December 31, 2004) plus 7%, and are due April 2008.	800,000
Note payable to franchisor, bears interest at 6%, and is due in April 2007. The loan does not require periodic payments, and any unpaid interest accrues annually each April. The LLC is currently paying interest monthly. The loan is guaranteed by individuals and members related to the LLC initial members.	250,000
Local improvement district bond payable, with annual payments of approximately $2,700 plus interest at 6.21%, due February 2015.	27,000
County sewer hookup assessment payable, with semi-annual principal and interest payments of approximately $5,100. The assessment bears interest at 8% and is due April 2014.	66,500

8,080,000
Less current portion of long-term debt	(149,200)

Long-term debt, net of current portion	$7,930,800

STONEBROOK KENT, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.	Debt (continued):

Scheduled maturities of the loans, after giving retroactive effect to the post-balance sheet renewal of the member loans payable, are as follows:

Year ending December 31,
2005	$149,200
2006	4,802,900
2007	258,400
2008	2,808,900
2009	9,400
Thereafter	51,200

$8,080,000

Of the member loans above (which are not optional loans as defined in the LLC Agreement), $2,350,000 was loaned by individuals and entities related to the LLC manager and $1,825,000 is subordinated to the mortgage note payable.

5.	Leases, commitments and related parties:

Shared employees:

Certain employees are shared between the LLC and other hotel entities controlled by the LLC manager. The cost of these employees is allocated among the hotels based upon estimated utilization of the employees at each hotel.

Leases:

Rental expense consists of costs related to operating lease agreements with third parties for automotive and office equipment.

The LLC leases computer, phone, and internet access equipment under capital lease agreements with third parties. Furniture, fixtures and equipment includes approximately $283,900, and accumulated depreciation includes approximately $233,100 related to the capitalized equipment at December 31, 2004.

STONEBROOK KENT, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.	Leases, commitments and related parties (continued):

Leases (continued):

Approximate future minimum operating and capital lease payments are as follows:

Year ending December 31,	Operating Leases	Capital Leases
2005	$16,600	$20,400
2006	6,800	9,200
2007		8,200
2008		8,200

Total minimum lease payments	$23,400	46,000

Less amount representing interest		(7,800)

Present value of net minimum lease payments		$38,200

The hotel manager has a month-to-month agreement to rent eight hotel rooms from the LLC for approximately $8,300 per month. This agreement terminated in June 2005.

Hotel management agreement:

The LLC has a hotel management agreement with Inn Ventures, Inc., which is owned by individuals and entities that are also related to the LLC manager. The agreement has a term of 10 years, through April 2009, and provides for a base management fee of 3.5% of hotel gross revenues, and an additional incentive fee of 3.5% of the hotel’s house profit, defined as gross revenue less certain operating expenses.

Franchise agreement:

Effective August 2001, the LLC entered into a franchise agreement for a Towneplace Suites hotel with Marriott International, Inc. with a term of 20 years, through August 2021. The agreement provides for annual franchise fees of 3% of gross suite revenues during the first year, 4% during the second year, and 5% thereafter. The agreement provides for fees for a national marketing fund to benefit the Towneplace Suites system, of 1.5% of gross suite revenues. Fees incurred under the franchise and marketing agreements were approximately $143,500 charged to expense in 2004. Accounts payable included approximately $14,700 due to Marriott International, Inc. at December 31, 2004.

STONEBROOK KENT, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Benefit plan:

The LLC has a 401(k) profit sharing plan covering substantially all employees with one year of service. The plan requires LLC contributions equal to 50% of each participant’s contribution up to 1% of salary. Contributions to this plan were not material in 2004.

7.	Subsequent event:

On November 2, 2005, the LLC entered into a contract with Apple Six Hospitality Ownership, Inc. to sell the LLC property and certain related assets, net of liabilities, for $12,000,000 cash. The sale is anticipated to close in December 2005.

Independent Auditors’ Report

The Members

Stonebrook Mukilteo, LLC

(dba Towneplace Suites by Marriott – Seattle North)

We have audited the accompanying balance sheet of Stonebrook Mukilteo, LLC (dba Towneplace Suites by Marriott – Seattle North) as of December 31, 2004, and the related statements of operations, members’ equity deficiency, and cash flows for the year then ended. These financial statements are the responsibility of the Limited Liability Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stonebrook Mukilteo, LLC (dba Towneplace Suites by Marriott – Seattle North) as of December 31, 2004, and the results of its operations, changes in members’ equity deficiency, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Bader Martin, P.S.

Seattle, Washington

December 1, 2005

STONEBROOK MUKILTEO, LLC

BALANCE SHEET

DECEMBER 31, 2004

ASSETS
Current assets:
Cash	$41,777
Accounts receivable	107,311
Prepaid expenses and other	10,857

Total current assets	159,945

Property and equipment:
Land	$2,414,933
Hotel facilities	6,291,769
Furniture, fixtures and equipment	1,443,211
Less accumulated depreciation	(2,348,299)

7,801,614

Deferred charges, net	60,591

$8,022,150

LIABILITIES AND MEMBERS’ EQUITY DEFICIENCY
Current liabilities:
Trade accounts payable	$26,764
Accounts payable to related parties	661,622
Accrued expenses	151,844
Current portion of long-term debt	95,463
Notes payable to related parties	2,745,000
Current portion of capital lease obligations	5,176

Total current liabilities	3,685,869

Long-term debt, net of current portion	6,803,639
Capital lease obligations, net of current portion	21,869

Total long-term obligations	6,825,508

Members’ equity deficiency	(2,489,227)

$8,022,150

See notes to financial statements.

STONEBROOK MUKILTEO, LLC

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

Revenues:
Suites	$2,440,450
Telephone	11,165
Other	21,132

Total revenues	2,472,747

Departmental costs and expenses:
Suites	611,416
Telephone	30,767

Total departmental costs and expenses	642,183

Gross margin	1,830,564

Undistributed operating expenses:
Administrative and general, includes $61,500 paid to a related party	237,135
Marketing, includes $3,600 paid to a related party	294,295
Property operation and maintenance, includes $17,200 paid to a related party	123,890
Energy costs	148,334
Depreciation	443,998
Property and other taxes	70,556
Insurance	41,871
Franchise fee	97,877
Hotel management fee to a related party	122,627
Rental expense	20,610

Total undistributed operating expenses	1,601,193

Operating income	229,371

Interest	(581,120)
Interest to related party	(154,216)
Amortization of loan fees	(8,163)

Net loss	$(514,128)

See notes to financial statements.

STONEBROOK MUKILTEO, LLC

STATEMENT OF MEMBERS’ EQUITY DEFICIENCY

FOR THE YEAR ENDED DECEMBER 31, 2004

	Initial Members	Additional Members	Total Members’ Equity Deficiency
Balances, January 1, 2004	$2,305	$(1,977,404)	$(1,975,099)
Net loss		(514,128)	(514,128)

Balances, December 31, 2004	$2,305	$(2,491,532)	$(2,489,227)

See notes to financial statements.

STONEBROOK MUKILTEO, LLC

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2004

Cash flows from operating activities:
Net loss	$(514,128)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization of capitalized leased assets	443,998
Amortization of loan fees	8,163
Changes in operating accounts:
Accounts receivable	(72,809)
Prepaid expenses	(3,375)
Trade accounts payable	(15,872)
Accounts payable to related parties	157,722
Accrued expenses	39,708

Total adjustments	557,535

Net cash provided by operating activities	43,407

Net cash used in investing activities:
Additions to furniture, fixtures and equipment	(37,512)

Cash flows from financing activities:
Advances from related parties	55,000
Repayment of long-term obligations	(87,211)

Net cash used in financing activities	(32,211)

Net decrease in cash	(26,316)
Cash, beginning of year	68,093

Cash, end of year	$41,777

Supplemental disclosures of cash flow information:
Cash paid for interest, including no related party interest	$588,394

Loan extension costs added directly to long-term debt	$66,077

See notes to financial statements.

STONEBROOK MUKILTEO, LLC

NOTES TO FINANCIAL STATEMENTS

1.	The Limited Liability Company:

Stonebrook Mukilteo, LLC, dba Towneplace Suites by Marriott – Seattle North (the LLC) owns and operates a 128 room hotel in Mukilteo, Washington. A substantial portion of the LLC’s revenues are derived from aerospace, technical companies, and military facilities located near the hotel, with approximately 27% of the 2004 hotel revenue, and 54% of the accounts receivable at December 31, 2004, provided by a single aerospace company. Stonebrook Investors, LLC, the manager and an initial member, and other initial members own 50% of the LLC. Additional members own the remaining 50% of the LLC. The LLC dissolves on the earliest of December 31, 2050, sale of all property, or certain other occurrences.

Under the LLC agreement, dated October 27, 1997, profits and losses and cash distributions are first allocated 100% to the additional members until an 8% per annum priority return (which begins upon hotel opening) is paid on their invested capital, then 75% to additional members and 25% to initial members until the additional members have received their initial capital contribution, and then 50% to the additional members and 50% to the initial members in accordance with their percentage ownership interests.

2.	Summary of significant accounting policies:

Use of estimates in preparation of financial statements:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash:

The LLC considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents. The management agreement provides for the establishment of a replacement reserve account to be funded based upon available cash flow. No reserve has been established as of December 2004.

STONEBROOK MUKILTEO, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.	Summary of significant accounting policies (continued):

Accounts receivable:

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Balances are due when guests check out of the hotel unless commercial accounts have been established. Commercial accounts are due when invoiced and considered delinquent after 60 days. No collateral is required. At December 31, 2004, no allowance was considered necessary. The maximum loss that may be incurred if not collected is limited to the carrying amount, net of any allowance provided.

Property and equipment:

Property and equipment are stated at cost. Depreciation expense is calculated on a straight-line basis over the estimated useful lives of the assets. The useful lives of assets are 39 years for buildings, 15 years for improvements, and 6 years for furniture, fixtures, and equipment. Depreciation expense includes amortization of capitalized leases.

Deferred charges and related amortization:

Loan costs are deferred and amortized over the terms of the respective agreements using the effective interest method.

Revenue recognition:

Revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room, or consummation of purchases of other hotel services.

Advertising:

Advertising is charged to expense during the period in which it is incurred. Advertising totaled $43,400 during 2004.

Income taxes:

No provision has been made for income taxes as these are the responsibility of the members.

STONEBROOK MUKILTEO, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.	Deferred charges:

Loan costs	$70,200
Accumulated amortization	(9,600)

Unamortized cost	$60,600

Current year additions of $66,100 to loan costs are being amortized over a period of three years.

4.	Loans payable:

The mortgage note payable was modified in September 2004. It is payable in monthly principal and interest installments of $49,240, bears interest at 7.5% and matures September 5, 2007. The loan is collateralized by a first deed of trust on the property and a security agreement with assignment of rents. The loan is guaranteed by individuals and entities related to the LLC initial members.	$6,649,100
The LLC has a note payable to its franchisor totaling $250,000, which bears interest at 6%, and is due in April 2007. The loan does not require periodic payments, and any unpaid interest accrues annually each April. The LLC is currently paying interest monthly. The loan is guaranteed by individuals and members related to the LLC initial members.	250,000
Notes payable to related parties that share common ownership with the LLC manager, which are payable on demand and bear interest at Frontier Bank’s prime rate (5.25% at December 31, 2004) plus .5%.	2,745,000

9,644,100
Less current portion	(2,840,500)

$6,803,600

STONEBROOK MUKILTEO, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.	Loans payable (continued):

Scheduled maturities of the loans are as follows:

Year ending December 31,
2005	$2,840,500
2006	102,900
2007	6,700,700

$9,644,100

5.	Leases, commitments and related parties:

Shared employees:

Certain employees are shared between the LLC and other hotel entities controlled by the LLC manager. The cost of these employees is allocated among the hotels based upon estimated utilization of the employees at each hotel.

Leases:

Rental expense consists of costs related to operating lease agreements with third parties for automotive and office equipment.

The LLC leases telephone and computer equipment under capital lease agreements with third parties. Furniture, fixtures and equipment includes approximately $279,600, and accumulated depreciation includes approximately $211,000 related to the capitalized equipment at December 31, 2004.

STONEBROOK MUKILTEO, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.	Leases, commitments and related parties (continued):

Leases (continued):

Approximate future minimum operating and capital lease payments are as follows:

Year ending December 31,	Operating Leases	Capital Leases
2005	$26,400	$7,500
2006	23,700	7,500
2007	8,200	7,500
2008		7,500
2009		3,100

Total minimum lease payments	$58,300	33,100

Less amount representing interest		(6,055)

Present value of net minimum lease payments		$27,045

Hotel management agreement:

The LLC has a hotel management agreement with Inn Ventures, Inc., which is owned by individuals and entities that are related to the LLC manager. The agreement has a term of 10 years through September 2009 and provides for a base management fee of 3.5% of hotel gross revenues, and an additional incentive fee of 3.5% of the hotel’s house profit, defined as gross revenue less certain operating expenses.

Franchise agreement:

Effective July 2001, the LLC entered into a franchise agreement for a Towneplace Suites hotel with Marriott International, Inc. with a term of 20 years, through July 2021. The agreement and subsequent modification provide for annual franchise fees of 3% of gross suite revenues during the first year, 4% during the second and third years, and 5% thereafter. The agreement provides for fees for a national marketing fund to benefit the Towneplace Suites system of 1.5% of gross suite revenues. Fees incurred under the franchise and marketing agreements were approximately $134,600 charged to expense in 2004. Trade accounts payable included approximately $2,600 due to Marriott International, Inc. at December 31, 2004.

STONEBROOK MUKILTEO, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Benefit plan:

The LLC has a 401(k) profit sharing plan covering substantially all employees with one year of service. The plan requires LLC contributions equal to 50% of each participant’s contribution up to 1% of salary. Contributions to this plan were not material for 2004.

7.	Subsequent event:

On November 2, 2005, the LLC entered into a contract with Apple Six Hospitality Ownership, Inc. to sell the LLC property and certain related assets, net of liabilities, for $12,000,000 cash. The sale is anticipated to close in December 2005.

Independent Auditors’ Report

The Members

Portland Riverplace, LLC

(dba Residence Inn by Marriott – Portland Downtown/Riverplace)

We have audited the accompanying balance sheet of Portland Riverplace, LLC (dba Residence Inn by Marriott – Portland Downtown/Riverplace) as of December 31, 2004, and the related statements of operations, members’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Limited Liability Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Limited Liability Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Portland Riverplace, LLC (dba Residence Inn by Marriott – Portland Downtown/Riverplace) as of December 31, 2004, and the results of its operations, changes in members’ equity, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Bader Martin, P.S.

Seattle, Washington

December 1, 2005

PORTLAND RIVERPLACE, LLC

BALANCE SHEET

DECEMBER 31, 2004

ASSETS
Current assets:
Cash	$429,306
Accounts receivable	146,080
Prepaid expenses	31,218

Total current assets	606,604

Property and equipment:
Land	2,803,596
Hotel facilities	28,526,007
Furniture, fixtures and equipment	4,555,043
Less accumulated depreciation	(6,474,939)

29,409,707

Escrow accounts	329,580
Deferred charges	137,364

466,944

$30,483,255

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities:
Current portion of loan payable	$649,593
Current portion of related party notes payable	416,777
Current portion of capital lease obligations	200,687
Accounts payable, including $16,700 due to a related party	78,561
Development fees payable to related party	469,346
Accrued expenses	473,216
Accrued interest due to related parties	300,800

Total current liabilities	2,588,980

Loan payable	21,472,185
Related party notes payable, net of current portion	2,063,598
Capital lease obligations, net of current portion	164,096

Total long-term obligations	23,699,879

Members’ equity	4,194,396

$30,483,255

See notes to financial statements.

PORTLAND RIVERPLACE, LLC

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

Revenues:
Rooms	$6,679,957
Parking	343,866
Telephone	54,644
Other	189,855

Total revenues	7,268,322

Departmental costs and expenses:
Rooms	1,754,196
Telephone	31,887

Total departmental costs and expenses	1,786,083

Gross margin	5,482,239

Undistributed operating expenses:
Administrative and general, includes $73,800 paid to a related party	410,510
Marketing, includes $13,500 paid to a related party	760,685
Property operation and maintenance	366,627
Energy costs	366,868
Depreciation	1,861,237
Property and other taxes	345,923
Insurance	153,124
Franchise fee	309,014
Hotel management fee to a related party	382,431
Rental expense	66,635

Total undistributed operating expenses	5,023,054

Operating income	459,185

Interest	(1,412,360)
Interest to related party	(208,200)
Amortization of loan fees	(38,977)

Net loss	$(1,200,352)

See notes to financial statements.

PORTLAND RIVERPLACE, LLC

STATEMENT OF MEMBERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2004

	Initial Members	Additional Members	Total Members’ Equity
Balance, January 1, 2004	$31,428	$5,363,320	$5,394,748
Net loss		(1,200,352)	(1,200,352)

Balance, December 31, 2004	$31,428	$4,162,968	$4,194,396

See notes to financial statements.

PORTLAND RIVERPLACE, LLC

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2004

Cash flows from operating activities:
Net loss	$(1,200,352)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization of capitalized leased assets	1,861,237
Amortization of loan fees	44,137
Changes in operating accounts:
Accounts receivable	(25,206)
Prepaid expenses	2,265
Accounts payable	(57,461)
Accrued expenses	279,098

Total adjustments	2,104,070

Net cash provided by operating activities	903,718

Cash flows from investing activities:
Decrease in escrow accounts	139,059
Additions to hotel facilities	(2,740)
Additions to furniture, fixtures and equipment	(25,311)
Additions to deferred charges	(32,249)

Net cash provided by investing activities	78,759

Cash flows from financing activities:
Repayments under borrowing agreements	(893,477)

Net increase in cash	89,000
Cash, beginning of year	340,306

Cash, end of year	$429,306

Supplemental disclosure of cash flow information:
Cash paid for interest, including related party interest of $17,900	$1,432,369

See notes to financial statements.

PORTLAND RIVERPLACE, LLC

NOTES TO FINANCIAL STATEMENTS

1.	The Limited Liability Company:

Portland Riverplace, LLC, dba Residence Inn by Marriott – Portland Downtown/Riverplace (the LLC) owns and operates a 258 room hotel in Portland, Oregon.

Culver Limited Partnership, the LLC manager and an initial member, and other initial members own 50% of the LLC. Additional members own the remaining 50% of the LLC. The LLC dissolves on the earliest of December 31, 2023, sale of all property, or certain other occurrences.

Under the LLC agreement dated April 14, 1998, and amended June 1, 1999 and June 15, 1999, profits and losses and cash distributions are first allocated to additional members until an 8% per annum priority return (which begins upon hotel opening) is paid on their invested capital, then 90% to additional members and 10% to initial members until the additional members have received their initial capital contribution, and then 50% to the additional members and 50% to the initial members in accordance with their percentage ownership interests.

2.	Summary of significant accounting policies:

Use of estimates in preparation of financial statements:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash:

The LLC considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents. The LLC had cash on deposit with a bank in excess of federally insured limits at December 31, 2004. Management has voluntarily set aside $176,500 of cash for major repairs and replacements.

PORTLAND RIVERPLACE, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.	Summary of significant accounting policies (continued):

Accounts receivable:

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Balances are due when guests check out of the hotel unless commercial accounts have been established. Commercial accounts are due when invoiced and considered delinquent after 60 days. No collateral is required. At December 31, 2004, no allowance was considered necessary. The maximum loss that may be incurred if not collected is limited to the carrying amount, net of any allowance provided.

Property and equipment:

Property and equipment are stated at cost. Depreciation expense is calculated on a straight-line basis over the estimated useful lives of the assets. The useful lives of assets are 39 years for buildings, 15 years for improvements, and 6 years for furniture, fixtures, and equipment. Depreciation expense includes amortization of capitalized leases.

Deferred charges and related amortization:

Loan costs are deferred and amortized over the terms of the respective agreements using the effective interest method. Franchise fees are amortized over a period of 20 years using the straight line method. Amortization expense for franchise fees is included in franchise fee expense on the statement of operations.

Revenue recognition:

Revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room, or consummation of purchases of other hotel services.

Advertising:

Advertising is charged to expense during the period in which it is incurred. Advertising totaled $183,000 during 2004.

Income taxes:

No provision has been made for income taxes as these are the responsibility of the members.

PORTLAND RIVERPLACE, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.	Escrow accounts:

Under the terms of the mortgage note, the LLC is required to make quarterly deposits of 4% of net operating income (as defined) into an escrow account for replacement and repair of furniture, fixtures, appliances and equipment. The balance in the account at December 31, 2004 was approximately $120,000.

In addition, the LLC is required to make quarterly deposits to a controlled escrow account, to the extent annualized net cash flow (as defined) is positive. These deposits will be used to fund semi-annual principal paydowns totaling 75% of positive annualized net cash flow. The remaining 25% may be applied to principal or retained as an operating reserve, at the lender’s discretion. The LLC made an initial deposit of $509,000 into the controlled account at loan closing, to be used as an operating reserve. The balance in the account at December 31, 2004 was approximately $209,600.

4.	Deferred charges:

Franchise fees	$103,200
Loan costs	103,307

206,507
Accumulated amortization	(69,143)

Unamortized cost	$137,364

Current year additions to loan costs of $32,250 are being amortized over a period of one year.

PORTLAND RIVERPLACE, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.	Debt:

Loan payable, bears interest at 6%, payable in monthly principal and interest installments of $164,800. The loan matures June 30, 2006. The note is collateralized by a first deed of trust on the property and a security agreement with assignment of rents. The loan is guaranteed by individuals and entities related to the LLC initial members.	$22,121,800
Member loans payable, bear interest at one month LIBOR (2.29% as of December 31, 2004) plus 7%, and are due July 2008.	1,900,000
Member loan payable, bears interest at the prime rate (5.25% at December 31, 2004) plus 2%, is due May 2006. Deferred loan fees of 3% are due upon repayment and are included in deferred charges.	100,000
Equipment loan payable to initial member affiliate bears interest at 11.5% and has monthly principal and interest installments of $ 10,957 until the note matures in June 2006.	180,400
Note payable to initial member affiliate, payable on demand, bears interest at the prime rate (5.25% at December 31, 2004).	300,000

24,602,200
Less current portion of long-term debt	(1,066,400)

Long-term debt, net of current portion	$23,535,800

PORTLAND RIVERPLACE, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.	Debt (continued):

Substantially all of the member loans are to individuals and entities related to the LLC manager and property manager. Payment of the loans by the LLC would be an event of default under the mortgage loan agreement.

Scheduled maturities of the loans are as follows:

Year ending December 31,
2005	$1,066,400
2006	21,635,800
2007
2008	1,900,000

$24,602,200

6.	Leases, commitments and related parties:

Leases:

Rental expense consists of costs related to operating lease agreements with third parties for automotive and office equipment and a surface parking lot land lease.

The LLC leases computer, phone, and internet access equipment under capital lease agreements with third parties. Furniture, fixtures and equipment includes approximately $946,700 and accumulated depreciation includes approximately $542,400 related to the capitalized equipment at December 31, 2004.

PORTLAND RIVERPLACE, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Leases, commitments and related parties (continued):

Leases (continued):

Approximate future minimum operating and capital lease payments are as follows:

Year ending December 31,	Operating Leases	Capital Leases
2005	$66,200	$223,700
2006	62,900	154,000
2007	50,000	14,700
2008	45,800	2,400
2009	45,800
Thereafter	343,300

Total minimum lease payments	$614,000	394,800

Less amount representing interest		(30,000)

Present value of net minimum lease payments		$364,800

Hotel management agreement:

The LLC has a hotel management agreement with Inn Ventures, Inc. which is owned by individuals and entities that are also related to the LLC manager. The agreement has a term of 10 years through June 2011 and provides for a base management fee of 3.5% of hotel gross revenues, and an additional incentive fee of 3.5% of the hotel’s house profit, defined as gross revenue less certain operating expenses.

The LLC also has development fees payable to Inn Ventures, Inc. as of December 31, 2004.

Franchise agreement:

Effective June 2001, the LLC entered into a franchise agreement for a Residence Inn by Marriott hotel with Marriott International, Inc. with a term of 20 years, through June 2021, with an option for a 10 year extension. The agreement and subsequent modification provide for annual franchise fees of 4% of gross suite revenues through August 2004, and 5% thereafter. The agreement provides for fees for a national marketing fund to benefit the Residence Inn by Marriott system of 2.5% of gross suite revenues. Fees incurred under the franchise and marketing agreements were approximately $471,200 charged to expense in 2004. Accounts payable included approximately $32,700 due to Marriott International, Inc. at December 31, 2004.

PORTLAND RIVERPLACE, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.	Benefit plan:

The LLC has a 401(k) profit sharing plan covering substantially all employees with one year of service. The plan requires LLC contributions equal to 50% of each participant’s contribution up to 1% of salary. Contributions to this plan were not material in 2004.

8.	Subsequent event:

On November 2, 2005, the LLC entered into a contract with Apple Six Hospitality Ownership, Inc. to sell the LLC property and certain related assets, net of liabilities, for $42,000,000 cash. The sale is anticipated to close in December 2005.

Independent Auditors’ Report

The Members

Portland West CYM Hotel L.L.C.

(dba Courtyard by Marriott - Hillsboro)

We have audited the accompanying balance sheet of Portland West CYM Hotel L.L.C. (dba Courtyard by Marriott - Hillsboro) as of December 31, 2004, and the related statements of operations, members’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Limited Liability Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Limited Liability Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Portland West CYM Hotel L.L.C. (dba Courtyard by Marriott - Hillsboro) as of December 31, 2004, and the results of its operations, changes in members’ equity, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Bader Martin, P.S.

Seattle, Washington

December 1, 2005

PORTLAND WEST CYM HOTEL L.L.C.

BALANCE SHEET

DECEMBER 31, 2004

ASSETS
Current assets:
Cash	$292,367
Accounts receivable, net of allowance for doubtful accounts of $1,490	70,318
Inventory	8,048
Prepaid expenses	106,803

Total current assets	477,536

Property and equipment:
Land	1,260,896
Hotel facilities	6,523,556
Furniture, fixtures and equipment	1,955,220
Less accumulated depreciation	(3,280,082)

6,459,590

Escrow deposits	28,967
Deferred charges, net	202,367

231,334

$7,168,460

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities:
Accounts payable, including $10,600 due to a related party	$54,032
Accrued expenses	196,014
Current portion of long-term debt	111,013
Current portion of capital lease obligations	12,937

Total current liabilities	373,996

Long-term debt, net of current portion	6,688,987
Capital lease obligations, net of current portion	32,309

Total long-term obligations	6,721,296

Members’ equity	73,168

$7,168,460

See notes to financial statements.

PORTLAND WEST CYM HOTEL L.L.C.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

Revenues:
Rooms	$3,343,811
Food and beverage	259,712
Telephone	46,482
Other	64,245

Total revenues	3,714,250

Departmental costs and expenses:
Rooms	992,166
Food and beverage	318,374
Telephone	26,710

Total departmental costs and expenses	1,337,250

Gross margin	2,377,000

Undistributed operating expenses:
Administrative and general	309,295
Marketing, includes $56,700 paid to related parties	309,891
Property operation and maintenance	181,462
Energy costs	179,216
Depreciation	336,901
Property and other taxes	108,876
Insurance	56,644
Franchise fee	170,291
Hotel management fee to a related party	181,413
Rental expense	23,474

Total undistributed operating expenses	1,857,463

Operating income	519,537

Interest	(560,344)
Cost of debt refinancing	(95,006)
Amortization of loan fees	(11,760)

Net loss	$(147,573)

See notes to financial statements.

PORTLAND WEST CYM HOTEL L.L.C.

STATEMENT OF MEMBERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2004

	Managing Members	Initial Members	Additional Members	Total Members’ Equity
Balances, January 1, 2004	$(9,495)	$(51,865)	$282,101	$220,741
Net loss	(5,903)	(38,369)	(103,301)	(147,573)

Balances, December 31, 2004	$(15,398)	$(90,234)	$178,800	$73,168

See notes to financial statements.

PORTLAND WEST CYM HOTEL L.L.C.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2004

Cash flows from operating activities:
Net loss	$(147,573)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization of capitalized leased assets	336,901
Amortization of loan fees	14,860
Cost of debt refinancing	31,078
Changes in operating accounts:
Accounts receivable	(37,670)
Inventory	867
Prepaid expenses	(43,647)
Accounts payable	(44,566)
Accrued expenses	25,658

Total adjustments	283,481

Net cash provided by operating activities	135,908

Cash flows from investing activities:
Decrease in escrow deposits	64,821
Additions to hotel facilities	(13,297)
Additions to furniture, fixtures and equipment	(10,808)

Net cash provided by investing activities	40,716

Cash flows from financing activities:
Proceeds from borrowing	6,800,000
Loan financing fees paid	(168,119)
Repayments of long-term obligations	(6,640,966)

Net cash used in financing activities	(9,085)

Net increase in cash	167,539
Cash, beginning of year	124,828

Cash, end of year	$292,367

Supplemental schedule of noncash investing and financing activities:
Leased equipment added directly to capital lease	$12,789

Supplemental disclosure of cash flow information:
Cash paid for interest	$585,430

See notes to financial statements.

PORTLAND WEST CYM HOTEL L.L.C.

NOTES TO FINANCIAL STATEMENTS

1.	The Limited Liability Company:

Portland West CYM Hotel L.L.C. (the LLC) dba Courtyard by Marriott – Hillsboro, owns and operates a 155 unit hotel in Hillsboro, Oregon. A substantial portion of the LLC’s net revenues are derived from high technology companies located near the hotel, with approximately 28% of hotel revenue provided by one computer component manufacturer. The LLC dissolves on the earliest of December 31, 2050, sale of property or certain other occurrences.

Under the LLC operating agreement, profits, losses and cash distributions are allocated 4% to the managing members, 26% to the initial members and 70% to the additional members.

2.	Summary of significant accounting policies:

Use of estimates in preparation of financial statements:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash:

The LLC considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents. The LLC had cash on deposit with a bank in excess of federally insured limits at December 31, 2004. Management has voluntarily set aside $142,300 for major repairs and replacements.

Accounts receivable:

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Balances are due when guests check out of the hotel unless commercial accounts have been established. Commercial accounts are due when invoiced and considered delinquent after 60 days. No collateral is required. The maximum loss that may be incurred if not collected is limited to the carrying amount, net of any allowance provided.

PORTLAND WEST CYM HOTEL L.L.C.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.	Summary of significant accounting policies (continued):

Inventory:

Inventory is stated at the lower of cost or market. Cost is determined using the average cost method. Inventory consists of consumable food and beverage items.

Property and equipment:

Property and equipment are stated at cost. Depreciation expense is calculated on a straight-line basis over the estimated useful lives of the assets. The useful lives of assets are 39 years for buildings, 15 years for improvements, and 6 years for furniture, fixtures, and equipment. Depreciation expense includes amortization of capitalized leases.

Deferred charges and related amortization:

Loan costs are deferred and amortized over the terms of the respective agreements using the effective interest method. Franchise fees are amortized over a period of 20 years using the straight line method. Amortization expense for franchise fees is included in franchise fee expense on the statement of operations.

Revenue recognition:

Revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room, or consummation of purchases of other hotel services.

Advertising:

Advertising is charged to expense during the period in which it is incurred. Advertising totaled $112,500 during 2004.

Income taxes:

No provision has been made for income taxes as these are the responsibility of the members.

PORTLAND WEST CYM HOTEL L.L.C.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.	Escrow deposits:

Under the terms of the mortgage note, beginning in January 2005 the LLC is required to make monthly deposits of approximately $31,500 to escrow accounts for taxes, insurance and a capital improvement reserve. Disbursements from the capital improvement reserve to the LLC are made when the LLC provides documentation of replacement and repair expenditures.

4.	Deferred charges:

Franchise fees	$62,000
Loan costs	168,100

230,100
Accumulated amortization	(27,700)

Unamortized cost	$202,400

Current year additions to loan costs of $168,100 are being amortized over a period of ten years.

5.	Long-term debt:

Long-term debt consists of a mortgage note which is payable in monthly installments of approximately $45,500, including interest at 6.4%, maturing on December 11, 2014. The note is collateralized by a deed of trust on the property and equipment and a security agreement with an assignment of leases and rents.

Scheduled maturities of the mortgage note are as follows:

Year ending December 31,
2005	$111,000
2006	121,300
2007	129,300
2008	137,800
2009	146,900
Thereafter	6,153,700

$6,800,000

PORTLAND WEST CYM HOTEL L.L.C.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Leases, commitments and related parties:

Shared employees:

Certain employees are shared between the LLC and other hotel entities controlled by the managing members. The cost of these employees is allocated among the hotels based upon estimated utilization of the employees at each hotel.

Leases:

Rental expense consists of costs related to operating lease agreements with third parties for automotive and office equipment.

The LLC has capital lease agreements with third parties for telephone and internet access equipment. Furniture, fixtures and equipment includes approximately $171,300 and accumulated depreciation includes approximately $122,500 related to the capitalized equipment at December 31, 2004.

Approximate future minimum operating and capital lease payments are as follows:

Year ending December 31,	Operating Leases	Capital Leases
2005	$12,600	$34,008
2006	12,600	17,100
2007	6,600	17,100
2008		1,900

Total minimum lease payments	$31,800	70,108

Less amount representing interest		(8,700)

Present value of net minimum lease payments		$61,408

Future minimum capital lease payments includes approximately $16,900 of payments related to a capital lease for telephone equipment entered into prior to December 31, 2004 and effective in 2005.

PORTLAND WEST CYM HOTEL L.L.C.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Leases, commitments and related parties (continued):

Franchise agreement:

The LLC has a franchise agreement with Courtyard by Marriott, Inc. with an initial term of 20 years, through July 2016, and an option for a 10 year renewal, subject to certain terms and conditions. The agreement provides for annual franchise fees of 5% of gross room revenues and fees for a national marketing fund to benefit the Courtyard by Marriott system of 2% of gross room revenues as well as a charge for each confirmed reservation and various other fees. Fees incurred under the franchise and marketing agreements were approximately $234,100 charged to expense in 2004. Accounts payable included approximately $25,600 due to Courtyard by Marriott, Inc. at December 31, 2004.

Management agreement:

The LLC has a management agreement with Inn Ventures, Inc., which is owned by individuals with interests in the managing members. The agreement has a term of 10 years through July 2006 and provides for a management fee of 5% of gross room, food and beverage, meeting room, and vending service revenues.

7.	Benefit plan:

The LLC has a 401(k) profit sharing plan covering substantially all employees with one year of service. The plan requires LLC contributions equal to 50% of each participant’s contribution up to 1% of salary. Contributions to this plan were approximately $3,300 for 2004.

8.	Subsequent event:

On November 2, 2005, the LLC entered into a contract with Apple Six Hospitality Ownership, Inc. to sell the LLC property and certain related assets, net of liabilities for a total price of $11,000,000. Under the terms of the agreement the purchaser will assume in full all of the LLC’s rights and obligations under the $6,689,000 mortgage note payable and pay the balance in cash. The sale is anticipated to close in January 2006.

Independent Auditors’ Report

The Partners

Hillsboro Hotel Associates Limited Partnership

(dba Residence Inn by Marriott - Portland West)

We have audited the accompanying balance sheet of Hillsboro Hotel Associates Limited Partnership (dba Residence Inn by Marriott - Portland West) as of December 31, 2004, and the related statements of operations, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hillsboro Hotel Associates Limited Partnership (dba Residence Inn by Marriott - Portland West) as of December 31, 2004, and the results of its operations, changes in partners’ equity, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Bader Martin, P.S.

Seattle, Washington

December 1, 2005

HILLSBORO HOTEL ASSOCIATES LIMITED PARTNERSHIP

BALANCE SHEET

DECEMBER 31, 2004

ASSETS
Current assets:
Cash	$126,816
Accounts receivable, net of allowance for doubtful accounts of $1,730	102,153
Prepaid expenses	62,615

Total current assets	291,584

Property and equipment:
Land	1,589,982
Hotel facilities	7,099,276
Furniture, fixtures and equipment	2,625,016
Less accumulated depreciation	(4,023,747)

7,290,527

Escrow deposits	157,505
Deferred charges, net	43,784

201,289

$7,783,400

LIABILITIES AND PARTNERS’ EQUITY
Current liabilities:
Trade accounts payable, including $11,400 due to a related party	$97,552
Accrued expenses	191,039
Current portion of long-term debt	177,057
Current portion of capital lease obligations	11,055

Total current liabilities	476,703

Long-term debt, net of current portion	6,674,781
Capital lease obligations, net of current portion	27,608

Total long-term obligations	6,702,389

Partners’ equity	604,308

$7,783,400

See notes to financial statements.

HILLSBORO HOTEL ASSOCIATES LIMITED PARTNERSHIP

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

Revenues:
Suites	$3,451,586
Telephone	26,323
Other, includes $86,600 received from a related party	152,914

Total revenues	3,630,823

Departmental costs and expenses:
Suites	905,929
Telephone	24,910

Total departmental costs and expenses	930,839

Gross margin	2,699,984

Undistributed operating expenses:
Administrative and general	270,131
Marketing, includes $7,200 paid to a related party, and $86,600 paid for a related party	406,387
Property operation and maintenance	156,826
Energy costs	200,897
Depreciation	399,932
Property and other taxes	102,637
Insurance	74,272
Franchise fee	175,601
Hotel management fee to a related party	174,253
Rental expense	17,144

Total undistributed operating expenses	1,978,080

Operating income	721,904

Interest	(661,363)
Amortization of loan fees	(16,833)

Net income	$43,708

See notes to financial statements.

HILLSBORO HOTEL ASSOCIATES LIMITED PARTNERSHIP

STATEMENT OF PARTNERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2004

	General Partners	Special General Partners	Initial Limited Partners	Additional Limited Partners	Total Partners’ Equity
Balances, January 1, 2004	$(9,430)	$(14,149)	$(37,079)	$621,258	$560,600
Net income	1,748	2,622	8,742	30,596	43,708

Balances, December 31, 2004	$(7,682)	$(11,527)	$(28,337)	$651,854	$604,308

See notes to financial statements.

HILLSBORO HOTEL ASSOCIATES LIMITED PARTNERSHIP

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2004

Cash flows from operating activities:
Net income	$43,708

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of capitalized leased assets	399,932
Amortization of loan fees	19,416
Changes in operating accounts:
Accounts receivable	(37,991)
Prepaid expenses	1,200
Trade accounts payable	(38,887)
Accrued expenses	15,559

Total adjustments	359,229

Net cash provided by operating activities	402,937

Cash flows from investing activities:
Decrease in escrow deposits	373,716
Additions to hotel facilities	(4,334)
Additions to furniture, fixtures and equipment	(647,923)

Net cash used in investing activities	(278,541)

Cash flows from financing activities:
Repayment of long-term obligations	(185,087)

Net decrease in cash	(60,691)
Cash, beginning of year	187,507

Cash, end of year	$126,816

Supplemental schedule of noncash investing and financing activities:
Leased equipment added directly to capital lease	$10,909

Supplemental disclosures of cash flow information:
Cash paid for interest	$662,638

See notes to financial statements.

HILLSBORO HOTEL ASSOCIATES LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

1.	The Partnership:

Hillsboro Hotel Associates Limited Partnership dba Residence Inn by Marriott - Portland West (the Partnership) owns and operates a 122 unit hotel in Hillsboro, Oregon. A substantial portion of the Partnership’s revenues are derived from high technology companies located near the hotel with approximately 17% of the hotel revenue provided by a computer component manufacturer and one of its contractors in 2004. The Partnership dissolves on the earliest of December 31, 2043, sale of all property, or certain other occurrences.

Under the partnership agreement, dated November 1, 1993, profits, losses, and cash distributions are allocated 4% to the general partners, 6% to the special general partners, 20% to the initial limited partners and 70% to the additional limited partners.

2.	Summary of significant accounting policies:

Use of estimates in preparation of financial statements:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash:

The Partnership considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents. The Partnership had cash on deposit with a bank in excess of federally insured limits at December 31, 2004.

Accounts receivable:

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Balances are due when guests check out of the hotel unless commercial accounts have been established. Commercial accounts are due when invoiced and considered delinquent after 60 days. No collateral is required. The maximum loss that may be incurred if not collected is limited to the carrying amount, net of any allowance provided.

HILLSBORO HOTEL ASSOCIATES LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.	Summary of significant accounting policies (continued):

Property and equipment:

Property and equipment are stated at cost. Depreciation expense is calculated on a straight-line basis over the estimated useful lives of the assets. The useful lives of assets are 39 years for buildings, 15 years for improvements, and 6 years for furniture, fixtures, and equipment. Depreciation expense includes amortization of capitalized leases.

Deferred charges and related amortization:

Loan costs are deferred and amortized over the terms of the respective agreements using the effective interest method. Franchise fees are amortized over a period of 20 years using the straight line method. Amortization expense for franchise fees is included in franchise fee expense on the statement of operations.

Revenue recognition:

Revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room, or consummation of purchases of other hotel services.

Advertising:

Advertising is charged to expense during the period in which it is incurred. Advertising totaled $96,400 during 2004.

Income taxes:

No provision has been made for income taxes as these are the responsibility of the partners.

3.	Escrow deposits:

The loan agreement for the mortgage note payable requires deposits to an escrow account for repair and replacement of furniture, fixtures and equipment. Deposits are due quarterly at the greater of 5% of gross revenues, as defined, or $42,184. Disbursements from the account are limited to the excess of qualifying expenditures in any quarter over required deposits.

HILLSBORO HOTEL ASSOCIATES LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.	Deferred charges:

Franchise fees	$38,700
Loan costs	133,000

171,700
Accumulated amortization	(127,900)

Unamortized cost	$43,800

5.	Long-term debt:

Long-term debt consists of a mortgage note which is payable in monthly installments of approximately $68,400, including interest at 9.5%, maturing in August 2006. The note is collateralized by a first deed of trust on the property and a security agreement with assignment of rents.

Scheduled maturities of the mortgage note are as follows:

Year ending December 31,
2005	$177,100
2006	6,674,700

$6,851,800

6.	Leases, commitments and related parties:

Shared employees:

Certain employees are shared between the Partnership and other hotel entities controlled by the general partners. The cost of these employees is allocated among the hotels based upon estimated utilization of the employees at each hotel.

HILLSBORO HOTEL ASSOCIATES LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Leases, commitments and related parties (continued):

Leases:

Rental expense consists of costs related to operating lease agreements with third parties for automotive and office equipment.

The Partnership has capital lease agreements with third parties for telephone and internet access equipment. Furniture, fixtures and equipment includes approximately $148,000 and accumulated depreciation includes approximately $106,100 related to the capitalized equipment at December 31, 2004.

Future minimum capital lease payments includes approximately $15,300 of payments related to a capital lease for telephone equipment entered into prior to December 31, 2004 and effective in 2005.

Approximate future minimum operating and capital lease payments are as follows:

Year ending December 31,	Operating Leases	Capital Leases
2005	$10,500	$30,000
2006	7,700	14,600
2007		14,600
2008		1,700

Total minimum lease payments	$18,200	60,900

Less amount representing interest		(7,400)

Present value of net minimum lease payments		$53,500

Franchise agreement:

The Partnership has a franchise agreement with Residence Inn by Marriott, Inc. with an initial term of 20 years, through March 2014, and an option for a 10 year renewal, subject to certain terms and conditions. The agreement provides for annual franchise fees of 5% of gross suite revenues and fees of 2.5% of gross suite revenues for a national marketing fund to benefit the Residence Inn by Marriott system. Fees incurred under the franchise and marketing agreements were approximately $259,500 charged to expense in 2004. Accounts payable included approximately $27,600 due to Residence Inn by Marriott, Inc. at December 31, 2004.

HILLSBORO HOTEL ASSOCIATES LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Leases, commitments and related parties (continued):

Management agreement:

The Partnership has a management agreement with Inn Ventures, Inc., which is owned by individuals with interests in the general partners. The agreement expires January 31, 2008 and provides for a management fee of 5% of gross suite revenues, public room revenues and vending service revenues.

7.	Benefit plan:

The Partnership has a 401(k) profit sharing plan covering substantially all employees with one year of service. The plan requires Partnership contributions equal to 50% of each participant’s contribution up to 1% of salary. Contributions to this plan were not material for 2004.

8.	Subsequent event:

On November 2, 2005, the LLC entered into a contract with Apple Six Hospitality Ownership, Inc. to sell the Partnership property and certain related assets, net of liabilities, for $15,500,000 cash. The sale is anticipated to close in March 2006.

STONEBROOK HILLSBORO, LLC

BALANCE SHEETS

(Unaudited)

	9/30/05	12/31/04
ASSETS
Cash	$620,495	$313,198
Accounts receivable, net	68,335	82,751
Prepaid expenses	3,809	47,489
Property and equipment:
Land	2,256,195	2,256,195
Hotel facilities	6,255,781	6,255,781
Furniture, fixtures and equipment	1,537,550	1,493,409
Less accumulated depreciation	(2,635,121)	(2,336,061)

	7,414,405	7,669,324

Deferred charges, net	6,841	17,681

	$8,113,885	$8,130,443

LIABILITIES AND MEMBERS’ EQUITY
Liabilities:
Accounts payable and accrued expenses	$217,837	$182,123
Long-term debt	7,076,023	7,212,410

Total liabilities	7,293,860	7,394,533

Members’ equity	820,025	735,910

	$8,113,885	$8,130,443

See also the audited financial statements included herein.

STONEBROOK HILLSBORO, LLC

STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDING

(Unaudited)

	9/30/05	9/30/04
Revenues:
Suites	$2,221,002	$1,855,492
Other revenue	65,532	56,207

Total revenues	2,286,534	1,911,699

Operating expenses	559,211	525,236
Administrative and general	202,614	160,718
Sales and marketing	170,008	165,070
Property operation and maintenance	102,720	110,444
Energy costs	116,266	108,969
Depreciation and amortization	309,900	299,851
Property and other taxes	61,835	64,098
Insurance	34,278	45,830
Franchise fee	110,856	92,690
Hotel management fee to a related party	118,790	95,814
Rental expense	9,148	12,639

Total undistributed operating expenses	1,795,626	1,681,359

Operating income	490,908	230,340

Interest	226,793	233,119

Net income/(loss)	$264,115	$(2,779)

See also the audited financial statements included herein.

STONEBROOK HILLSBORO, LLC

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDING

(Unaudited)

	9/30/05	9/30/04
Cash flows from operating activities:
Net income/(loss)	$264,115	$(2,779)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	309,900	299,851
Changes in operating accounts:
Accounts receivable	14,416	(52,014)
Prepaid expenses	43,680	43,755
Accounts payable and accrued expenses	35,714	54,940

Net cash provided by operating activities	667,825	343,753

Cash flows from investing activities:
Additions to hotel facilities	(44,141)	(24,627)

Net cash used in investing activities	(44,141)	(24,627)

Cash flows from financing activities:
Distributions to members	(180,000)	—
Repayment of long-term obligations	(136,387)	(174,655)

Net cash used in financing activities	(316,387)	(174,655)

Net increase in cash	307,297	144,471
Cash, beginning of year	313,198	266,163

Cash, end of year	$620,495	$410,634

See also the audited financial statements included herein.

STONEBROOK KENT, LLC

BALANCE SHEETS

(Unaudited)

	9/30/05	12/31/04
ASSETS
Cash	$441,156	$197,673
Accounts receivable, net	280,599	57,537
Prepaid expenses	4,137	11,937
Property and equipment:
Land	2,682,394	2,682,394
Hotel facilities	6,898,696	6,898,696
Furniture, fixtures and equipment	1,666,279	1,630,853
Less accumulated depreciation	(3,154,549)	(2,776,009)

	8,092,820	8,435,934

Deferred charges, net	67,854	58,474

	$8,886,566	$8,761,555

LIABILITIES AND MEMBERS’ EQUITY
Liabilities:
Accounts payable and accrued expenses	$595,079	$394,102
Long-term debt	8,010,923	8,118,274

Total liabilities	8,606,002	8,512,376

Members’ equity	280,564	249,179

	$8,886,566	$8,761,555

See also the audited financial statements included herein.

STONEBROOK KENT, LLC

STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDING

(Unaudited)

	9/30/05	9/30/04
Revenues:
Suites	$2,408,669	$1,957,294
Other revenue	94,400	115,867

Total revenues	2,503,069	2,073,161

Operating expenses	597,981	556,603
Administrative and general	198,200	189,007
Sales and marketing	243,294	234,968
Property operation and maintenance	113,771	112,017
Energy costs	102,628	90,913
Depreciation and amortization	389,160	380,260
Property and other taxes	78,178	84,054
Insurance	37,232	36,040
Franchise fee	120,192	81,360
Hotel management fee to a related party	128,693	100,355
Rental expense	35,712	42,726

Total undistributed operating expenses	2,045,041	1,908,303

Operating income	458,028	164,858

Interest	426,643	386,258

Net income/(loss)	$31,385	$(221,400)

See also the audited financial statements included herein.

STONEBROOK KENT, LLC

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDING

(Unaudited)

	9/30/05	9/30/04
Cash flows from operating activities:
Net income/(loss)	$31,385	$(221,400)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	389,160	380,260
Changes in operating accounts:
Accounts receivable	(223,062)	52,683
Prepaid expenses	37,800	3,506
Accounts payable and accrued expenses	200,977	100,776

Net cash provided by operating activities	436,260	315,825

Cash flows from investing activities:
Additions to hotel facilities	(35,426)	(8,940)

Net cash used in investing activities	(35,426)	(8,940)

Cash flows from financing activities:
Distribution to equity holders	(50,000)	—
Repayment of long-term obligations	(107,351)	(128,877)

Net cash used in financing activities	(157,351)	(128,877)

Net increase in cash	243,483	178,008
Cash, beginning of year	197,673	152,784

Cash, end of year	$441,156	$330,792

See also the audited financial statements included herein.

STONEBROOK MUKILTEO, LLC

BALANCE SHEETS

(Unaudited)

	9/30/05	12/31/04
ASSETS
Cash	$321,656	$41,777
Accounts receivable, net	149,395	107,311
Prepaid expenses	3,591	10,857
Property and equipment:
Land	2,414,933	2,414,933
Hotel facilities	6,291,769	6,291,769
Furniture, fixtures and equipment	1,465,872	1,443,211
Less accumulated depreciation	(2,658,859)	(2,348,299)

	7,513,715	7,801,614

Deferred charges, net	43,461	60,591

	$8,031,818	$8,022,150

LIABILITIES AND MEMBERS’ EQUITY
Liabilities:
Accounts payable and accrued expenses	$991,603	$840,230
Long-term debt	9,540,231	9,671,147

Total liabilities	10,531,834	10,511,377

Members’ equity	(2,500,016)	(2,489,227)

	$8,031,818	$8,022,150

See also the audited financial statements included herein.

STONEBROOK MUKILTEO, LLC

STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDING

(Unaudited)

	9/30/05	9/30/04
Revenues:
Suites	$2,329,276	$1,808,307
Other revenue	39,780	33,881

Total revenues	2,369,056	1,842,188

Operating expenses	522,865	489,878
Administrative and general	207,679	175,695
Sales and marketing	219,461	210,500
Property operation and maintenance	101,426	83,367
Energy costs	111,487	94,447
Depreciation and amortization	327,690	298,750
Property and other taxes	50,547	52,966
Insurance	32,314	31,222
Franchise fee	127,547	81,813
Hotel management fee to a related party	124,472	91,532
Rental expense	27,868	13,933

Total undistributed operating expenses	1,853,356	1,624,103

Operating income	515,700	218,085

Interest	526,489	549,429

Net loss	$(10,789)	$(331,344)

See also the audited financial statements included herein.

STONEBROOK MUKILTEO, LLC

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDING

(Unaudited)

	9/30/05	9/30/04
Cash flows from operating activities:
Net loss	$(10,789)	$(331,344)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	327,690	298,750
Changes in operating accounts:
Accounts receivable	(42,084)	(143,974)
Prepaid expenses	7,266	2,941
Accounts payable and accrued expenses	151,373	106,857

Net cash provided by (used in) operating activities	433,456	(66,770)

Cash flows from investing activities:
Additions to hotel facilities	(22,661)	(33,924)

Net cash used in investing activities	(22,661)	(33,924)

Cash flows from financing activities:
Borrowing/(Repayment) of long-term obligations	(130,916)	83,455

Net cash (used in) provided by financing activities	(130,916)	83,455

Net increase/(decrease) in cash	279,879	(17,239)
Cash, beginning of year	41,777	68,093

Cash, end of year	$321,656	$50,854

See also the audited financial statements included herein.

PORTLAND RIVERPLACE, LLC

BALANCE SHEETS

(Unaudited)

	9/30/05	12/31/04
ASSETS
Cash	$401,429	$429,306
Accounts receivable, net	276,230	146,080
Prepaid expenses	14,273	31,218
Property and equipment:
Land	2,803,596	2,803,596
Hotel facilities	28,526,007	28,526,007
Furniture, fixtures and equipment	4,579,726	4,555,043
Less accumulated depreciation	(7,599,299)	(6,474,939)

	28,310,030	29,409,707

Escrow deposits	979,666	329,580
Deferred charges, net	35,774	137,364

	$30,017,402	$30,483,255

LIABILITIES AND MEMBERS’ EQUITY
Liabilities:
Accounts payable and accrued expenses	$1,683,088	$1,321,923
Long-term debt	24,250,173	24,966,936

Total liabilities	25,933,261	26,288,859

Members’ equity	4,084,141	4,194,396

	$30,017,402	$30,483,255

See also the audited financial statements included herein.

PORTLAND RIVERPLACE, LLC

STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDING

(Unaudited)

	9/30/05	9/30/04
Revenues:
Suites	$5,943,657	$5,138,423
Other revenue	693,283	631,876

Total revenues	6,636,940	5,770,299

Operating expenses	1,678,781	1,570,147
Administrative and general	372,378	326,469
Sales and marketing	594,939	579,202
Property operation and maintenance	293,817	254,238
Energy costs	263,288	259,757
Depreciation and amortization	1,225,950	1,281,130
Property and other taxes	287,223	252,915
Insurance	114,956	114,524
Franchise fee	295,760	225,359
Hotel management fee to a related party	345,250	295,892
Rental expense	51,526	49,541

Total undistributed operating expenses	5,523,868	5,209,174

Operating income	1,113,072	561,125

Interest	1,223,327	1,206,392

Net loss	$(110,255)	$(645,267)

See also the audited financial statements included herein.

PORTLAND RIVERPLACE, LLC

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDING

(Unaudited)

	9/30/05	9/30/04
Cash flows from operating activities:
Net loss	$(110,255)	$(645,267)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,225,950	1,281,130
Changes in operating accounts:
Accounts receivable	(130,150)	(97,858)
Prepaid expenses	16,945	12,096
Accounts payable and accrued expenses	361,165	288,755

Net cash provided by operating activities	1,363,655	838,856

Cash flows from investing activities:
Increase in escrow deposits	(650,086)	(128,410)
Additions to hotel facilities	(24,683)	(11,684)

Net cash used in investing activities	(674,769)	(140,094)

Cash flows from financing activities:
Repayment of long-term obligations	(716,763)	(661,559)

Net cash used in financing activities	(716,763)	(661,559)

Net increase/(decrease) in cash	(27,877)	37,203
Cash, beginning of year	429,306	340,306

Cash, end of year	$401,429	$377,509

See also the audited financial statements included herein.

PORTLAND WEST CYM HOTEL L.L.C.

BALANCE SHEETS

(Unaudited)

	9/30/05	12/31/04
ASSETS
Cash	$158,980	$292,367
Accounts receivable, net	65,895	70,318
Prepaid expenses	13,346	114,851
Property and equipment:
Land	1,260,896	1,260,896
Hotel facilities	6,523,556	6,523,556
Furniture, fixtures and equipment	2,087,416	1,955,220
Less accumulated depreciation	(3,514,652)	(3,280,082)

	6,357,216	6,459,590

Escrow deposits	492,849	28,967
Deferred charges, net	187,427	202,367

	$7,275,713	$7,168,460

LIABILITIES AND MEMBERS’ EQUITY
Liabilities:
Accounts payable and accrued expenses	$281,742	$250,046
Long-term debt	6,759,924	6,845,246

Total liabilities	7,041,666	7,095,292

Members’ equity	234,047	73,168

	$7,275,713	$7,168,460

See also the audited financial statements included herein.

PORTLAND WEST CYM HOTEL L.L.C.

STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDING

(Unaudited)

	9/30/05	9/30/04
Revenues:
Suites	$2,768,727	$2,619,380
Other revenue	320,768	325,294

Total revenues	3,089,495	2,944,674

Operating expenses	1,092,096	1,080,027
Administrative and general	264,207	260,393
Sales and marketing	253,031	248,770
Property operation and maintenance	138,767	140,024
Energy costs	128,125	127,007
Depreciation and amortization	249,510	237,395
Property and other taxes	82,856	81,508
Insurance	42,394	42,498
Franchise fee	138,285	130,902
Hotel management fee to a related party	148,324	142,149
Rental expense	10,413	12,471

Total undistributed operating expenses	2,548,008	2,503,144

Operating income	541,487	441,530

Interest	330,608	428,628

Net income	$210,879	$12,902

See also the audited financial statements included herein.

PORTLAND WEST CYM HOTEL L.L.C.

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDING

(Unaudited)

	9/30/05	9/30/04
Cash flows from operating activities:
Net income	$210,879	$12,902
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	249,510	237,395
Changes in operating accounts:
Accounts receivable	4,423	(41,599)
Prepaid expenses	101,505	58,364
Accounts payable and accrued expenses	31,696	57,570

Net cash provided by operating activities	598,013	324,632

Cash flows from investing activities:
Decrease in escrow deposits	(463,882)	(56,777)
Additions to hotel facilities	(132,196)	(8,849)

Net cash used in investing activities	(596,078)	(65,626)

Cash flows from financing activities:
Distribution to equity holders	(50,000)	—
Repayment of long-term obligations	(85,322)	(203,930)

Net cash used in financing activities	(135,322)	(203,930)

Net increase/(decrease) in cash	(133,387)	55,076
Cash, beginning of year	292,367	124,828

Cash, end of year	$158,980	$179,904

See also the audited financial statements included herein.

HILLSBORO HOTEL ASSOCIATES LIMITED PARTNERSHIP

BALANCE SHEETS

(Unaudited)

	9/30/05	12/31/04
ASSETS
Cash	$251,447	$126,816
Accounts receivable, net	83,135	102,153
Prepaid expenses	4,875	62,615
Property and equipment:
Land	1,589,982	1,589,982
Hotel facilities	7,099,276	7,099,276
Furniture, fixtures and equipment	2,693,333	2,625,016
Less accumulated depreciation	(4,304,157)	(4,023,747)

	7,078,434	7,290,527

Escrow deposits	436,109	157,505
Deferred charges, net	20,970	43,784

	$7,874,970	$7,783,400

LIABILITIES AND PARTNERS’ EQUITY
Liabilities:
Accounts payable and accrued expenses	$271,821	$288,591
Long-term debt	6,754,899	6,890,501

Total liabilities	7,026,720	7,179,092

Partners’ equity	848,250	604,308

	$7,874,970	$7,783,400

See also the audited financial statements included herein.

HILLSBORO HOTEL ASSOCIATES LIMITED PARTNERSHIP

STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDING

(Unaudited)

	9/30/05	9/30/04
Revenues:
Suites	$2,898,183	$2,652,465
Other revenue	114,897	90,077

Total revenues	3,013,080	2,742,542

Operating expenses	778,647	737,193
Administrative and general	236,023	220,312
Sales and marketing	258,288	249,007
Property operation and maintenance	131,539	110,299
Energy costs	146,706	137,440
Depreciation and amortization	303,224	230,851
Property and other taxes	74,124	80,118
Insurance	56,285	59,146
Franchise fee	144,726	132,434
Hotel management fee to a related party	146,018	133,215
Rental expense	8,216	7,840

Total undistributed operating expenses	2,283,796	2,097,855

Operating income	729,284	644,687

Interest	485,342	496,852

Net income	$243,942	$147,835

See also the audited financial statements included herein.

HILLSBORO HOTEL ASSOCIATES LIMITED PARTNERSHIP

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDING

(Unaudited)

	9/30/05	9/30/04
Cash flows from operating activities:
Net income	$243,942	$147,835
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	303,224	230,851
Changes in operating accounts:
Accounts receivable	19,018	(70,402)
Prepaid expenses	57,740	56,362
Accounts payable and accrued expenses	(16,770)	(6,565)

Net cash provided by operating activities	607,154	358,081

Cash flows from investing activities:
(Increase)/Decrease in escrow deposits	(278,604)	257,257
Additions to hotel facilities	(68,317)	(494,455)

Net cash used in investing activities	(346,921)	(237,198)

Cash flows from financing activities:
Repayment of long-term obligations	(135,602)	(141,476)

Net cash used in financing activities	(135,602)	(141,476)

Net increase/(decrease) in cash	124,631	(20,593)
Cash, beginning of year	126,816	187,507

Cash, end of year	$251,447	$166,914

See also the audited financial statements included herein.

Apple REIT Six, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005 (unaudited)

(in thousands)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Six, Inc. ("AR6") gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Acquisition Date
Larkspur Acquisitions
Hilton Garden Inn	Folsom, CA	$18.0	November 30, 2005
Hilton Garden Inn	Milpitas, CA	18.6	November 30, 2005
Hilton Garden Inn	Renton, WA	16.1	November 30, 2005
Hilton Garden Inn	Roseville, CA	20.8	November 30, 2005
Hilton Garden Inn	San Francisco, CA	12.3	Pending

Blumberg Acquisitions
Fairfield Inn	Orange Park, FL	7.2	November 8, 2005
Courtyard	Valdosta, GA	8.3	October 3, 2005

Briad Acquisition
Courtyard	Farmington, CT	16.3	October 20, 2005

Inn Ventures Acquisitions
TownePlace Suites	Mukilteo, WA	12.0	December 19, 2005
Residence Inn	Portland, OR	42.0	December 19, 2005
TownePlace Suites	Kent, WA	12.0	December 19, 2005
TownePlace Suites	Hillsboro, OR	11.5	December 19, 2005
Residence Inn	Hillsboro, OR	11.0	Pending
Courtyard	Hillsboro, OR	15.5	Pending

Homewood Suites	Laredo, TX	10.5	November 30, 2005
Springhill Suites	Dallas, TX	19.5	December 9, 2005

	Total	$251.6

This pro forma Balance Sheet also assumes all of the hotels had been leased to our wholly owned taxable REIT subsidiaries pursuant to master hotel lease arrangements.

The hotels acquired will be managed by an affiliate of Inn Ventures, Inc, Larry Blumberg & Associates, Inc., White Lodging Services Corporation or Western International, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of AR6 and the historical balance sheets of the hotels.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of AR6 is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of September 30, 2005, nor does it purport to represent the future financial position of AR6.

The unaudited pro forma condensed consolidated balance sheets should be read in conjunction with, and are qualified in their entirety by, the historical consolidated balance sheets of the acquired hotels included in this document.

Balance Sheet as of September 30, 2005 (unaudited)

(in thousands)

	Company Historical Balance Sheet	Laredo HWS	Larkspur HGI Group	Dallas Springhill Suites	Inn Ventures Acquisitions	Pro forma Adjustments		Total Pro forma
ASSETS

Investment in hotel properties, net	$551,266	$6,854	$40,401	$13,232	$64,766	$258,032	(A)	$809,298
						(125,253)	(B)
Cash and cash equivalents	141,242	107	338	232	2,194	(134,113)	(C),(F)	10,000
Restricted cash-furniture, fixtures and equipment escrow	4,417	—	2,419	510	1,909	(4,838)	(C)	4,417
Other assets	13,030	29	733	308	1,332	(2,402)	(C)	13,030

Total Assets	$709,955	$6,990	$43,891	$14,282	$70,201	$(8,574)		$836,745

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Mortgage notes payable	$43,875	$6,799	$44,417	$9,254	$62,392	$(112,969)	(D)	$53,768
Accounts payable and accrued expenses	3,788	195	3,005	3,040	4,042	(9,933)	(D)	4,137

Total Liabilities	47,663	6,994	47,422	12,294	66,434	(122,902)		57,905

Shareholders' equity (deficit)	—	(4)	(3,531)	1,988	3,767	(2,220)	(E)	—
Class B Convertible Stock, no par value, authorized 240,000 shares	24	—	—	—	—	—		24
Common stock, no par value, authorized 200,000,000 shares	685,962	—	—	—	—	116,548	(F)	802,510
Distribution greater than net income	(23,694)	—	—	—	—	—		(23,694)

Total Shareholders' Equity	662,292	(4)	(3,531)	1,988	3,767	114,328		778,840

Total Liabilities and Shareholders' Equity	$709,955	$6,990	$43,891	$14,282	$70,201	$(8,574)		$836,745

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the 16 properties, that have been, or will be, purchased after September 30, 2005, consists of the following. This purchase price allocation is preliminary and subject to change.

	Laredo HWS	Larkspur HGI	Blumberg 2 Hotels	Briad 1 hotel	Dallas SHS	Inn Ventures Acquisitions	Total
Purchase price per contract	$10,500	$85,750	$15,505	$16,330	$19,500	$104,000	$251,585
Other closing costs	61	72	53	263	84	882	$1,415
Acquisition fee payable to Apple Suites Realty Group (2%)	210	1,715	310	327	390	2,080	5,032

Investment in hotel properties	10,771	87,537	15,868	16,920	19,974	106,962	258,032	(A	)
Net Other Assets/(Liabilities) assumed	2	(733)	(3,117)	(186)	220	(6,428)	(10,242)

Total purchase price	$10,773	$86,804	$12,751	$16,734	$20,194	$100,534	$247,790	(F	)

Less: Cash on hand to fund acquisitions							(141,242)
Plus: Working capital requirements							10,000

Equity Proceeds needed for acquisitions and working capital							$116,548	(F	)

(B)	Represents elimination of historical net carrying value of real estate under prior owner.
(C)	Represents elimination of assets associated with prior owner.
(D)	Represents elimination of liabilities associated with prior owner.
(E)	Represents elimination of shareholders' equity associated with the prior owner.
(F)	Represents the reduction of cash and cash equivalents by the amount required to fund the two acquisitions.

Apple REIT Six, Inc.

Pro Forma Condensed Consolidated Statements of Operations (unaudited)

For the year ended December 31, 2004 and the nine months ended September 30, 2005

(in thousands)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Six, Inc. (“AR6”) gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Acquisition Date
Springhill Suites	Forth Worth, TX	$13.3	May 28, 2004
Courtyard	Myrtle Beach, SC	9.2	June 8, 2004
Marriott	Redmond, WA	64.0	July 7, 2004
Marriott	Boulder, CO	30.0	May 9, 2005
Residence Inn	Pittsburgh, PA	11.0	September 2, 2005
Residence Inn	Laredo, TX	11.5	September 12, 2005
Hilton Garden Inn	Saratoga Springs, NY	17.8	September 29, 2005
Springhill Suites	Dallas, TX	19.5	December 9, 2005
Homewood Suites	Laredo, TX	10.5	November 30, 2005
Stonebridge Portfolio (10 Hotels):
Hilton Garden Inn	Anchorage, AK	18.9	October 12, 2004
Homewood Suites	Anchorage, AK	13.2	October 12, 2004
Hilton Garden Inn	Arcadia, CA	12.0	October 12, 2004
Springhill Suites	Arcadia, CA	8.1	October 12, 2004
Hampton Inn & Suites	Glendale, CO	14.7	October 12, 2004
Hampton Inn	Lakewood, CO	10.6	October 12, 2004
Hilton Garden Inn	Lake Forest, CA	11.4	October 12, 2004
Hampton Inn	Phoenix, AZ	6.7	October 12, 2004
Hampton Inn	Anchorage, AK	11.5	March 14, 2005
Hampton Inn	Foothill Ranch, CA	7.4	April 21, 2005
Blumberg Acquisition (19 Hotels):
Courtyard	Dothan, AL	8.0	August 11, 2005
Courtyard	Panama City, FL	9.2	Pending
Courtyard	Pensacola, FL	11.4	August 25, 2005
Courtyard	Tuscaloosa, AL	7.6	August 25, 2005
Courtyard	Valdosta, GA	8.3	October 3, 2005
Courtyard	Albany, GA	8.6	June 24, 2005
Fairfield Inn	Birmingham, AL	2.2	August 25, 2005
Fairfield Inn	Huntsville, AL	5.0	September 30, 2005
Fairfield Inn	Orange Park, FL	7.2	November 8, 2005
Fairfield Inn	Pensacola, FL	4.9	August 25, 2005
Fairfield Inn	Tuscaloosa, AL	4.0	August 25, 2005
Hampton Inn & Suites	Dothan, AL	8.7	June 24, 2005
Hampton Inn & Suites	Pensacola, FL	9.3	July 22, 2005
Springhill Suites	Clearwater, FL	6.9	Pending
Springhill Suites	Montgomery, AL	6.8	September 30, 2005
Springhill Suites	Savannah, GA	5.4	September 30, 2005
Residence Inn	Lakeland, FL	9.9	June 24, 2005
Residence Inn	Huntsville, AL	8.3	June 24, 2005
Residence Inn	Columbus, GA	7.9	June 24, 2005
Western Acquisition (6 Hotels):
Springhill Suites	Tempe, AZ	8.1	June 30, 2005
Springhill Suites	Arlington, TX	7.5	June 30, 2005
Town Place Suites	Tempe, AZ	8.1	June 30, 2005
Town Place Suites	Arlington, TX	7.1	June 30, 2005
Town Place Suites	Las Colinas, TX	7.2	June 30, 2005
Residence Inn	Ft. Worth, TX	17.0	May 6, 2005
Briad Acquisition (5 Hotels):
Homewood Suites	Wallingford, CT	12.7	July 8, 2005
Homewood Suites	Somerset, NJ	17.8	August 17, 2005
Residence Inn	Mt. Olive, NJ	12.1	September 15, 2005
Residence Inn	Rocky Hill, CT	12.1	August 1, 2005
Courtyard	Farmington, CT	16.3	October 20, 2005
Inn Ventures Acquisitions (6 Hotels):
TownePlace Suites	Mukilteo, WA	12.0	December 19, 2005
Residence Inn	Portland, OR	42.0	December 19, 2005
TownePlace Suites	Kent, WA	12.0	December 19, 2005
TownePlace Suites	Hillsboro, OR	11.5	December 19, 2005
Residence Inn	Hillsboro, OR	11.0	Pending
Courtyard	Hillsboro, OR	15.5	Pending
Hilton Acquisition (2 Hotels):
Homewood Suites	Forth Worth, TX	9.1	May 24, 2005
Homewood Suites	Nashville, TN	8.1	May 24, 2005
Larkspur Acquisition (5 Hotels):
Hilton Garden Inn	Roseville, CA	20.8	November 30, 2005
Hilton Garden Inn	Folsom, CA	18.0	November 30, 2005
Hilton Garden Inn	Milpitas, CA	18.6	November 30, 2005
Hilton Garden Inn	Renton, WA	16.1	November 30, 2005
Hilton Garden Inn	San Francisco, CA	12.3	Pending

	Total	$773.9

This pro forma Statement of Operations also assumes all of the hotels had been leased to our wholly owned taxable REIT subsidiaries pursuant to master hotel lease arrangements.

The hotels acquired will be managed by affiliates of Marriott International, Inc., Stonebridge Realty Advisors, Inc., Larry Blumberg & Associates, Inc., Western International, Inc., White Lodging Services Corporation, Hilton Hotels Corporation, or Inn Ventures, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of AR6 and the historical Statement of Operations of the hotels.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of AR6 is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of January 1, 2004, nor does it purport to represent the future financial position of AR6.

The unaudited pro forma condensed consolidated statement of operations should be read in conjunction with, and are qualified in their entirety by, the historical consolidated statement of operations of the acquired hotels included in this prospectus.

For the year ended December 31, 2004 (unaudited)

	Company Historical Statement of Operations (A)	Springhill Suites by Marriott Ft. Worth (A)	Courtyard by Marriott Myrtle Beach (A)	Marriott Town Center Redmond (A)	Stonebridge Portfolio (A)	Marriott Boulder (A)	Blumberg Acquisition (A)	Western Acquisition (A)
Revenue:
Suite revenue	$12,092	$—	$877	$—	$22,495	$5,527	$25,623	$8,692
Other operating revenue	2,343	—	73	—	1,293	1,957	833	220

Total revenue	14,435	—	950	—	23,788	7,484	26,456	8,912
Expenses:
Operating expenses	9,247	—	412	—	11,820	3,709	9,226	4,504
General and administrative	1,210	18	83	212	317	179	1,574	1,103
Management fees	503	—	67	—	1,275	1,074	3,386	346
Taxes, insurance and other	663	—	64	—	1,174	456	2,169	704
Depreciation of real estate owned	1,881	—	—	—	2,801	533	3,156	887
Interest, net	(328)	—	—	—	3,185	1,226	2,909	1,211

Total expenses	13,176	18	626	212	20,572	7,177	22,420	8,755
Income tax expense	—	—	—	—	—	—	—	—

Net income (loss)	$1,259	$(18)	$324	$(212)	$3,216	$307	$4,036	$157

Earnings per common share:
Basic and diluted	$0.10

Basic and diluted weighted average common shares outstanding	12,300

	Pittsburgh Acquisition (A)	Hilton Acquisition (A)	Larkspur Acquisition (A)	Hilton Garden Inn - Saratoga Springs, NY	Springhill Suites Dallas, TX	Inn Ventures Acquisitions	Pro forma Adjustments		Total Pro forma
Revenue:
Suite revenue	$3,190	$5,624	$17,192	$4,081	$2,871	$20,722	$—		$128,986
Other operating revenue	—	284	1,074	234	225	1,489	—		10,025

Total revenue	3,190	5,908	18,266	4,315	3,096	22,211	—		139,011
Expenses:
Operating expenses	1,321	3,523	8,547	1,847	2,158	11,877	—		68,191
General and administrative	364	227	1,332	320	169	1,659	1,000	(B)	9,767
Management fees	469	175	1,728	134	305	1,112			10,574
Taxes, insurance and other	3,045	482	1,148	202	—	1,242	(2,963)	(H)	8,386
Depreciation of real estate owned	436	815	2,409	443	1,032	3,990	(2,563)	(C),(D)	15,820
Interest, net	1,239	—	2,408	521	434	4,661	(13,502)	(E)	3,964

Total expenses	6,874	5,222	17,572	3,467	4,098	24,541	(18,028)		116,702
Income tax expense	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$(3,684)	$686	$694	$848	$(1,002)	$(2,330)	$18,028		$22,309

Earnings per common share:
Basic and diluted									$0.39

Basic and diluted weighted average common shares outstanding							45,106	(F)	57,406

For the nine months ended September 30, 2005 (unaudited)

	Company Historical Statement of Operations (A)	Stonebridge Portfolio (A)	Marriott Boulder (A)	Blumberg Acquisition (A)	Western Acquisition (A)	Pittsburgh Acquisition (A)	Hilton Acquisition (A)	Larkspur Acquisition (A)	Hilton Garden Inn - Saratoga Springs, NY	Springhill Suites Dallas, TX	Inn Ventures Acquisitions	Pro forma Adjustments		Total Pro Forma
Revenue:
Suite revenue	$57,482	$936	$1,792	$19,658	$5,822	$2,276	$2,312	$14,583	$3,059	$2,220	$18,571	$—		$128,711
Other operating revenue	6,270	24	567	648	119	—	102	785	183	153	1,328	—		10,179

Total revenue	63,752	960	2,359	20,306	5,941	2,276	2,414	15,368	3,242	2,373	19,899	—		138,890
Expenses:
Operating expenses	31,876	385	1,224	7,418	2,213	1,077	1,380	7,064	1,404	1,983	9,798	—		65,822
General and administrative	2,308	22	287	2,751	776	129	233	1,108	353	—	1,481	400	(B)	9,848
Management fees	4,443	107	220	813	250	280	72	1,427	101	270	1,011	—		8,994
Taxes, insurance and other	3,283	265	71	651	438	155	84	805	127	—	952	—		6,831
Depreciation of real estate owned	6,659	103	74	1,719	601	210	253	1,783	188	818	2,806	(962)	(C),(D)	14,252
Interest , net	(2,098)	162	328	2,251	798	829	—	2,180	295	448	3,219	(5,460)	(E)	2,952

Total expenses	46,471	1,044	2,204	15,603	5,076	2,680	2,022	14,367	2,468	3,519	19,267	(6,022)		108,699
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$17,281	$(84)	$155	$4,703	$865	$(404)	$392	$1,001	$774	$(1,146)	$632	$6,022		$30,191

Earnings per common share:
Basic and diluted	$0.34													$0.46

Basic and diluted weighted average common shares outstanding	50,446											15,131	(F)	65,577

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels acquired on a pro forma basis as if the hotels were owned by the Company at January 1, 2004 and for the respective periods prior to acquisition by the Company in 2004 and 2005. Additionally, 6 properties began operations in 2004 two began operations in 2005, and four were under construction as of September 30, 2005. Therefore, these hotels had limited historical operational activity The properties and their respective opening dates were as follows: Homewood Suites, Anchorage - 03/09/2004, Hilton Garden Inn, Lake Forest - 3/31/2004, Springhill Suites, Ft. Worth—05/28/2004, Marriott, Redmond - 6/19/2004, Courtyard, Albany - 11/11/2004, Hampton Inn & Suites, Dothan, 12/1/2004, Residence Inn, Ft. Worth - 4/13/05, Hampton Inn & Suites, Pensacola - 07/19/2005, Courtyard, Panama City - under construction, Homewood Suites, Laredo - under construction, Courtyard, Farmington - under construction and Springhill Suites, Clearwater - under construction.

(B)	Represents the advisory fee of .15% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company plus anticipated legal and accounting fees, and other costs associated with being a public company.

(C)	Represents the elimination of historical depreciation and amortization expense of the acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operations. The weighted average lives of the depreciable assets are 39 years for building and 7 years for FF&E. The estimated useful lives are based on management's knowledge of the properties and the hotel industry in general.

(E)	Represents elimination of interest income on cash used to fund acquisitions as well as interest expense related to prior the owner's debt, which was not assumed.

(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel. The calculation assumes all properties were acquired on the later of January 1, 2004 or the date the hotel opened.

(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiary is zero based on the contractual agreements put in place between the Company and our lessee based on a combined rate of 40%. Based on the terms of the lease agreements our taxable subsidiary would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(H)	Represents elimination of a non-recurring expense related to prior owner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Six, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, President

December 23, 2005